UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

RXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road Charlotte, NC 28277
(Address of principal executive offices) (Zip Code)

(855) 976-6951

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 18, 2022, RXO, Inc. (“RXO” or the “company”), a wholly owned subsidiary of XPO Logistics, Inc. (“XPO”), entered into (i) a revolving Credit Agreement with the guarantors from time to time party thereto, the lenders and other parties from time to time party thereto and Citibank, N.A., as administrative agent and an issuing lender (the “Revolving Credit Agreement”) and (ii) a Term Loan Credit Agreement with the guarantors from time to time party thereto, the lenders and other parties from time to time party thereto and Citibank, N.A., as administrative agent (the “Term Loan Credit Agreement”). RXO is expected to become a separate publicly traded company through its previously announced spin-off (the “spin-off”).

Revolving Credit Agreement

The Revolving Credit Agreement provides for a five-year unsecured, multicurrency revolving credit facility. Initially, the aggregate commitments of all lenders under the Revolving Credit Agreement equals $500 million, of which $50 million will be available for the issuance of letters of credit. The initial availability of revolving loans and letters of credit under the Revolving Credit Agreement is subject to the satisfaction (or waiver) of certain conditions set forth therein, including the consummation of the spin-off on or prior to the date set forth in the Revolving Credit Agreement (or a later date as agreed by the requisite lenders pursuant to the Revolving Credit Agreement). The date on which such conditions are satisfied (or waived) is the “Revolving Closing Date.”

On and following the Revolving Closing Date, RXO may, subject to the satisfaction (or waiver) of certain conditions set forth in the Revolving Credit Agreement, borrow, repay and reborrow revolving loans at any time prior to the earlier of (a) the fifth anniversary of the Revolving Closing Date, or any later date to which such date may be extended pursuant to the Revolving Credit Agreement and (b) the date of termination in whole of the lenders’ commitments under the Revolving Credit Agreement in accordance with the terms thereof. Revolving loans and letters of credit will be available, at the option of RXO, in U.S. dollars, Canadian dollars or any other currency approved in accordance with the terms of the Revolving Credit Agreement.

The proceeds of borrowings under the Revolving Credit Agreement may be used for general corporate purposes (which may include, without limitation, financing the consideration for and fees, costs and expenses related to any acquisition).

Loans under the Revolving Credit Agreement will bear interest at a fluctuating rate per annum equal to (a) with respect to borrowings in U.S. dollars, at RXO’s option, the alternate base rate or a rate referencing the Secured Overnight Funding Rate and (b) with respect to borrowings in Canadian Dollars, the reserve adjusted CDOR rate, in each case, plus an applicable margin calculated based on RXO’s credit ratings.

From and after the Revolving Closing Date, the obligations under the Revolving Credit Agreement are and will be, as applicable, guaranteed by RXO’s existing and future wholly-owned domestic subsidiaries, subject to certain exceptions. If RXO achieves certain credit ratings, and certain other conditions are satisfied, the guarantees will be released.

The Revolving Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for unsecured financings of this type, including negative covenants that, among other things, after the spin-off, will limit the ability of RXO and its subsidiaries to incur liens, limit the ability of RXO to make certain fundamental changes and limit the ability of certain of RXO’s subsidiaries to incur indebtedness, in each case subject to a number of important exceptions and qualifications. In addition, the Revolving Credit Agreement requires, after the spin-off, RXO to maintain a maximum consolidated leverage ratio and a minimum interest coverage ratio.

Term Loan Credit Agreement

The Term Loan Credit Agreement provides for a five-year $100 million unsecured term loan facility that may be borrowed by RXO in a single draw following (or within one business day prior to) consummation of the spin-off, subject to the satisfaction (or waiver) of certain conditions set forth therein. The date on which such conditions are satisfied (or waived) is the “Term Loan Closing Date”.

The proceeds of borrowings under the Term Loan Credit Agreement may be used to fund a distribution to XPO and for general corporate purposes (which may include, without limitation, financing the consideration for and fees, costs and expenses related to any acquisition).

Beginning with the fiscal quarter ending March 31, 2025, the Term Loan Credit Agreement will amortize on a quarterly basis in an amount equal to (i) 5% per annum for the first eight fiscal quarters ending on or after such date and (ii) 10% per annum for each fiscal quarter ending thereafter.

Loans under the Term Loan Credit Agreement will bear interest at a fluctuating rate per annum equal to, at RXO’s option, the alternate base rate or a rate referencing the Secured Overnight Funding Rate, in each case, plus an applicable margin calculated based on RXO’s credit ratings.

From and after the Term Loan Closing Date, the obligations under the Term Loan Credit Agreement are and will be, as applicable, guaranteed by RXO’s existing and future wholly-owned domestic subsidiaries, subject to certain exceptions. If RXO achieves certain credit ratings, and certain other conditions are satisfied, the guarantees will be released.

The Term Loan Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for unsecured financings of this type, including negative covenants that, among other things, after the spin-off, will limit the ability of RXO and its subsidiaries to incur liens, limit the ability of RXO to make certain fundamental changes and limit the ability of certain of RXO’s subsidiaries to incur indebtedness, in each case subject to a number of important exceptions and qualifications. In addition, the Term Loan Credit Agreement requires, after the spin-off, RXO to maintain a maximum consolidated leverage ratio and a minimum interest coverage ratio.

Copies of the Revolving Credit Agreement and Term Loan Credit Agreement are included herein as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Revolving Credit Agreement and Term Loan Credit Agreement are qualified in their entirety by reference to the full text of the Revolving Credit Agreement and the Term Loan Credit Agreement, respectively.

Many of the lenders under the Revolving Credit Agreement and Term Loan Credit Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for XPO and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On October 18, 2022, the company released a slide presentation used by the company in connection with an investor presentation. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The slide presentation should be read together and with the company’s filings with the Securities and Exchange Commission, including Exhibit 99.1 to the company’s registration statement on Form 10 filed with the Securities and Exchange Commission on October 13, 2022.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the registrant specifically incorporates any such information by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Revolving Credit Agreement, dated as of October 18, 2022, by and among RXO, the guarantors from time to time party thereto, the lenders and other parties from time to time party thereto, and Citibank, N.A., as Administrative Agent and an Issuing Lender.
10.2	Term Loan Credit Agreement, dated as of October 18, 2022, by and among RXO, the guarantors from time to time party thereto, the lenders and other parties from time to time party thereto, and Citibank, N.A., as Administrative Agent.
99.1	Investor Presentation, dated October 18, 2022

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the planned spin-off and capital structure, the expected timing of the spin-off and our future growth prospects and strategies for RXO. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "trajectory" or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include XPO’s ability to effect the spin-off and meet the related conditions of the spin-off, the expected timing of the completion of the spin-off and the terms of the spin-off, our ability to achieve the expected benefits of the spin-off, and the risks that will be discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to the COVID-19 pandemic; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; and the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted. All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2022	RXO, INC.

	By:	/s/ Jeff Firestone
Jeff Firestone
Chief Legal Officer